SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2005
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MCI, Inc.

(Exact Name of Registrant as Specified in Charter)

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Delaware	001-10415	20-0533283
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22001 Loudoun County Parkway, Ashburn,	20147
Virginia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

     On February 14, 2005, MCI, Inc. (the “Company”) issued a press release announcing preliminary operating results for the three-month period ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     The press release includes a discussion of operating income before depreciation and amortization (EBITDA). The Company believes that, in addition to GAAP financial measures, the inclusion and discussion of certain numerical statistics such as EBITDA allows management, investors, and analysts to fully evaluate its consolidated results of operations. Below is a reconciliation of EBITDA to operating income for the three-month period ended December 31, 2004:

Operating income	$434
Depreciation and amortization	341

Operating income before depreciation and amortization	$775

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated February 14, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.
(Registrant)

By:	/s/ Eric R. Slusser

	Name:	Eric R. Slusser
	Title:	Senior Vice President, Controller

Dated: February 14, 2005